Resource Real Estate Diversified Income Fund (the “Fund”)

Supplement No. 2 dated December 9, 2019 to the
Prospectus dated February 1, 2019, as supplemented on December 5, 2019 (the “Prospectus”)

Supplement No. 2 dated December 9, 2019 to the
Statement of Additional Information dated February 1, 2019, as supplemented on December 5, 2019 (the “Statement of Additional Information”)

Proposed Reorganization

The following language is added to the Prospectus and Statement of Additional Information of the Fund:

On December 7, 2019, Resource America, Inc. (“RAI”), Resource Real Estate, LLC (the “Adviser”), Resource Alternative Advisor, LLC (“RAA” and, together with RAI and the Adviser, “Resource”) and C-III Capital Partners LLC (“C-III”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Goldman Sachs Asset Management, L.P. (“GSAM”), pursuant to which GSAM will acquire certain assets related to Resource’s investment management business (the “Transaction”). The Adviser is the investment adviser to the Fund; RAA is the investment adviser to the Resource Credit Income Fund; RAI is the parent company of each of the Adviser and RAA; and C-III is the parent company of RAI. The Transaction is targeted to close in the second quarter of 2020, but is subject to certain approvals and conditions to closing, including the approval of the Reorganization (as defined below) by the Fund’s shareholders at a special meeting of the Fund’s shareholders (the “Special Meeting”) to be held in 2020.

On December 3, 2019, at a meeting of the Board of Trustees (the “Board”) of the Fund, the Board considered and unanimously approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) by and among the Fund, the Adviser, the Goldman Sachs Real Estate Diversified Income Fund (the “GS Real Estate Fund”), a to-be-registered closed-end management investment company to be operated as an “interval fund” pursuant to Rule 23c-3 under the Investment Company Act of 1940, and GSAM (the investment adviser to the GS Real Estate Fund). Pursuant to the Plan of Reorganization, if various conditions are satisfied, the Fund will be reorganized into the GS Real Estate Fund, whereby the GS Real Estate Fund will receive substantially all of the assets and assume certain stated liabilities of the Fund (the “Reorganization”). In connection with the Reorganization, each shareholder of the Fund will receive shares of the GS Real Estate Fund. The Reorganization is intended to be a tax-free transaction to shareholders. Additionally, Fund shareholders will not incur any transaction charges as a result of the Reorganization.

No shareholder action is requested at this time. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the GS Real Estate Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date will receive a Proxy Statement/Prospectus relating to the Reorganization, which will contain important information about, among other things, the GS Real Estate Fund, the proposed Reorganization, and the Special Meeting. The Proxy Statement/Prospectus is expected to be mailed in the first quarter of 2020. The Proxy Statement/Prospectus will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov).

Until the Reorganization is complete, the Fund will remain open to new accounts and shareholders can continue to purchase shares and submit repurchase requests subject to the current limitations and conditions described in the Fund’s Prospectus.

Please note that all defined terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Fund’s Prospectus and Statement of Additional Information.

This Supplement and the Fund’s Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Prospectus and Statement of Additional Information can be obtained without charge by calling toll-free (855) 747-9559.